UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2020

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55436	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events.

Valuation Policies

On April 20, 2020, the Board of Directors (the “Board”) of Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”) determined to engage the Company’s independent valuation expert to assist the Board with updating its per share net asset value (“NAV”) on a quarterly, instead of an annual, basis (the “Quarterly Valuations”) during the period of economic disruption caused by the COVID-19 pandemic to help ensure that the real estate values included in the Company’s NAV were current. Given the relative stability of the Company’s rent collections and the per share NAV for the quarters ended March 31, 2020 and June 30, 2020, the Board believes that it is in the best interests of the Company and its stockholders to cease incurring the additional costs associated with the Quarterly Valuations and return to updating the Company’s NAV on an annual basis in accordance with its valuation policies.
Distributions
On September 28, 2020, the Board authorized a distribution for the month of September 2020 of $0.0414 per share of the Company’s Class A and Class T common stock, less the per share distribution and stockholder servicing fees that are payable with respect to shares of Class T common stock (as such fees are calculated on a daily basis for the period of September 1, 2020 to September 30, 2020). On August 30, 2020, the Board approved the suspension of the Company’s amended and restated distribution reinvestment plan (“DRIP”), and, therefore, further distributions will be paid in cash to all stockholders unless and until the DRIP is reinstated. The distribution for each class of common stock is payable to stockholders of record as of the close of business on September 29, 2020 and will be paid in cash on October 1, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2020	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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